SCHEDULE OF WEIGHTED AVERAGE REMAINING LEASE TERMS AND DISCOUNT RATES (Details) - USD ($)	Jun. 30, 2021	Jun. 30, 2020
Leases
Right-of-use assets, net	$ 5,170,395	$ 5,123,898
Operating lease liabilities - current	171,803	172,716
Operating lease liabilities - non-current	1,123,060	1,200,299
Total operating lease liabilities	$ 1,294,863	$ 1,373,015
Weighted average remaining lease term (years)	14 years 6 months 29 days
Weighted average discount rate	5.79%